                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-2111

                       RIVERSOURCE LARGE CAP SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

COLUMBIA
LARGE CORE QUANTITATIVE FUND
(FORMERLY KNOWN AS RIVERSOURCE
DISCIPLINED EQUITY FUND)

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
JULY 31, 2010
(Prospectus also enclosed)

COLUMBIA LARGE CORE QUANTITATIVE FUND SEEKS TO PROVIDE
SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   12

Fund Expenses Example..............   14

Portfolio of Investments...........   17

Statement of Assets and
  Liabilities......................   31

Statement of Operations............   33

Statements of Changes in Net
  Assets...........................   35

Financial Highlights...............   37

Notes to Financial Statements......   46

Report of Independent Registered
  Public Accounting Firm...........   66

Federal Income Tax Information.....   68

Board Members and Officers.........   69

Approval of Investment Management
  Services Agreement...............   75

Proxy Voting.......................   78



 Note: Effective September 27, 2010, the Fund has been renamed. While this report covers the fiscal period ended July 31, 2010, which is prior to the name change, the Fund's new name has been reflected throughout.

SEE THE FUND'S PROSPECTUS FOR RISKS ASSOCIATED WITH INVESTING IN THE FUND.


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2  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Columbia Large Core Quantitative Fund (the Fund) Class A shares gained 14.03%
  (excluding sales charge) for the 12 months ended July 31, 2010.

> The Fund outperformed the unmanaged Standard & Poor's 500 Index (S&P 500
  Index), which rose 13.84% for the same time frame.

> The Fund also outperformed the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which advanced 11.44%, for the same period.

ANNUALIZED TOTAL RETURNS (for period ended July 31, 2010)
--------------------------------------------------------------------------------


                                                               SINCE
                                                             INCEPTION
                                   1 YEAR  3 YEARS  5 YEARS   4/24/03
----------------------------------------------------------------------
Columbia Large Core Quantitative
  Fund Class A (excluding sales
  charge)                         +14.03%   -8.80%   -1.35%    +3.89%
----------------------------------------------------------------------
S&P 500 Index (unmanaged)         +13.84%   -6.78%   -0.17%    +4.71%
----------------------------------------------------------------------
Lipper Large-Cap Core Funds
  Index (unmanaged)               +11.44%   -6.66%   -0.17%    +3.98%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT JULY 31, 2010
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 4/24/03)       +14.03%   -8.80%   -1.35%    +3.89%
----------------------------------------------------------------------
Class B (inception 4/24/03)       +13.03%   -9.49%   -2.08%    +3.09%
----------------------------------------------------------------------
Class C (inception 4/24/03)       +12.97%   -9.52%   -2.09%    +3.09%
----------------------------------------------------------------------
Class I (inception 7/15/04)       +14.38%   -8.45%   -0.97%    +1.62%
----------------------------------------------------------------------
Class R2(*) (inception
  12/11/06)                       +13.43%   -9.05%     N/A     -6.68%
----------------------------------------------------------------------
Class R3(**) (inception
  12/11/06)                       +13.92%   -8.77%     N/A     -6.42%
----------------------------------------------------------------------
Class R4 (inception 4/24/03)      +14.14%   -8.67%   -1.18%    +4.06%
----------------------------------------------------------------------
Class R5 (inception 12/11/06)     +14.41%   -8.48%     N/A     -6.10%
----------------------------------------------------------------------
Class W (inception 12/1/06)       +13.93%   -8.88%     N/A     -6.09%
----------------------------------------------------------------------

With sales charge
Class A (inception 4/24/03)        +7.48%  -10.58%   -2.51%    +3.05%
----------------------------------------------------------------------
Class B (inception 4/24/03)        +8.03%  -10.31%   -2.39%    +3.09%
----------------------------------------------------------------------
Class C (inception 4/24/03)       +11.97%   -9.52%   -2.09%    +3.09%
----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only. Class W shares are offered through qualifying discretionary accounts.

*   Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

**  Effective July 23, 2010, the Fund no longer offers Class R3 shares.


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4  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
           X              Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) is based on the fund's portfolio holdings as of period end. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.


(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

Effective May 1, 2010, Brian Condon joined Gina Mourtzinou as co-portfolio manager of the Fund. Effective July 3, 2010, Mr. Condon became sole portfolio manager of the Fund.

Dear Shareholder,

Columbia Large Core Quantitative Fund (the Fund) Class A shares gained 14.03% (excluding sales charge) for the 12 months ended July 31, 2010. The Fund outperformed the Standard & Poor's 500 Index (S&P 500 Index), which rose 13.84%, as well as the Lipper Large-Cap Core Funds Index, representing the Fund's peer group, which advanced 11.44%, for the same period.

SIGNIFICANT PERFORMANCE FACTORS
Against a strengthening economic backdrop supported by generally positive data, the equity market rally that had begun in mid-March 2009 continued with little interruption until May 2010. As investor risk aversion had abated significantly, lower quality stocks led the way during these months. The rally then stalled in May and June of 2010 as worries

SECTOR BREAKDOWN(1) (at July 31, 2010)
---------------------------------------------------------------------

Consumer Discretionary                      9.8%
------------------------------------------------
Consumer Staples                           11.5%
------------------------------------------------
Energy                                     11.2%
------------------------------------------------
Financials                                 16.1%
------------------------------------------------
Health Care                                11.6%
------------------------------------------------
Industrials                                10.3%
------------------------------------------------
Information Technology                     18.9%
------------------------------------------------
Materials                                   3.3%
------------------------------------------------
Telecommunication Services                  3.3%
------------------------------------------------
Utilities                                   3.3%
------------------------------------------------
Other(2)                                    0.7%
------------------------------------------------




(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.
    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
6  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

heightened about the sovereign debt crisis in Europe and about the trajectory of the nascent global economic recovery. Investors questioned whether the recovery could be sustained without the tremendous fiscal and monetary stimulus injected into the economy since the 2008 credit crisis, as several government and Federal Reserve programs expired in March and April 2010. Further, unemployment and housing data indicated persistent weakness. Investors also were uncertain about how much of the first quarter 2010 rebound in corporate earnings was attributable merely to rebuilding of inventories. The potential of a "double-dip" recession or even deflation became of heightened concern. Equity market volatility rose. That said, by the end of the annual period, a strong start to the second quarter 2010 earnings reporting season buoyed the equity market as did an overall improvement in risk sentiment. The release of the results of the European bank stress tests on July 23 also had a positive impact on equity markets broadly.

The Fund's performance was primarily driven by the three quantitative-based investment themes we employed in selecting stocks for the Fund's portfolio -- momentum, valuation and quality. During the 12-month period, the valuation and momentum themes outperformed the S&P 500

TOP TEN HOLDINGS(1) (at July 31, 2010)
---------------------------------------------------------------------

Apple, Inc.                                 4.3%
------------------------------------------------
Microsoft Corp.                             3.8%
------------------------------------------------
Chevron Corp.                               3.6%
------------------------------------------------
IBM Corp.                                   3.3%
------------------------------------------------
Wal-Mart Stores, Inc.                       2.7%
------------------------------------------------
ConocoPhillips                              2.6%
------------------------------------------------
Citigroup, Inc.                             2.4%
------------------------------------------------
General Electric Co.                        2.3%
------------------------------------------------
AT&T, Inc.                                  2.1%
------------------------------------------------
Merck & Co., Inc.                           2.0%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


Index, more than offsetting the trailing performance of the quality theme. The valuation theme, which favors cheaper price-to-earnings ratio (P/E) stocks, benefited from exposure to consumer discretionary and financials stocks. Indeed, having increased the Fund's emphasis on the valuation theme in the last months of the prior fiscal year, the Fund was well positioned during this annual period for the rebound in value-oriented stocks that occurred in 2009 and into 2010. The momentum theme, designed in part to capture investor sentiment over the near to mid term, was aided mainly by information technology stocks. The quality theme, which was intended to serve in part as a defensive measure during equity market corrections when investor risk aversion increases, trailed due to exposure to more defensive sectors such as health care. It is important to remember that the themes we used take turns in leading performance over time, demonstrating the advantages of employing style diversification. Such variance in performance supports our research indicating that the style diversification provided by the three very different quantitative-based themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term. At the same time, we are continuously looking for ways to improve our investment process and to enhance the efficacy of the quantitative-based themes we use in the Fund.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, the Fund's quantitative-based themes led to a modest bias toward higher quality stocks due to market volatility. This bias hurt performance, particularly in the beginning of the annual period when lower quality stocks led. However, this same bias helped in the last months of the annual period when market volatility heightened. The Fund's themes also positioned the Fund toward mega-cap, or the largest cap, stocks. This positioning had minimal impact on Fund performance during the annual period.

The Fund's quantitative-based themes led to various sector weightings that, together, detracted from results. Having only a modest position in industrials, which was the top performing sector of the S&P 500 Index during the period, and a more sizable weighting in health care, which lagged, hurt most. Partially offsetting these negatives was the positive

--------------------------------------------------------------------------------
8  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


effect of a significant allocation to the relatively stronger performing telecommunication services sector and having only a modest exposure to the weaker utilities sector.

Because we use a bottom-up approach, it is not surprising that stock selection was the primary driver of the Fund's results. Specifically, the Fund benefited from strong stock selection in information technology, energy and financials. This more than offset the combined effect of stock selection in consumer staples and health care, which detracted.

Among individual holdings, information technology leaders APPLE and MICROSOFT, each selected by the momentum theme, contributed significantly to the Fund's returns. Other top contributors during the annual period included energy companies CHEVRON and CONOCOPHILLIPS, each a valuation and quality pick, and financials companies PNC FINANCIAL and AMERICAN EXPRESS, each selected by the valuation theme.

Stocks that detracted most from the Fund's returns included financials company GOLDMAN SACHS, selected by the valuation theme, energy giant EXXON MOBIL, a quality theme pick, health benefits provider WELLPOINT, selected by the quality theme, and integrated utilities company EXELON, a quality and valuation theme pick.

At the end of July, the Fund's largest individual stock holdings were Apple, Microsoft, Chevron, information technology company IBM, selected by the momentum and quality themes, and WAL-MART STORES.



  During the 12-month period, the valuation and momentum themes outperformed the S&P 500 Index, more than offsetting the trailing performance of the quality theme.






--------------------------------------------------------------------------------
                  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

CHANGES TO THE FUND'S PORTFOLIO
As a result of quantitative-based theme-driven stock selection during the annual period, the Fund's sector allocations changed somewhat. For example, the Fund's allocation to information technology increased, although this remained a more modest weighting than in the S&P 500 Index. The Fund's already modest exposure to consumer staples compared to the S&P 500 Index became an even greater underweighting.

Our risk models limit the size of individual holdings, as well as sector and industry allocations, relative to the S&P 500 Index. For instance, the portfolio's weightings by sector and industry are limited to no more than 6% overweighted or underweighted relative to the S&P 500 Index. We also apply additional risk measures that impose constraints on market capitalization, price, quality, turnover, transaction costs and other variables.

Perhaps the biggest change made was that a new portfolio management team was put in place toward the end of the annual period. The Fund's principal investment strategies remained based on quantitative analysis, using similar investment themes. However, while we continue to use computer-based models to analyze stocks within sectors, the new team's models are somewhat different from those previously used. We seek to maintain sector weighting neutrality overall relative to the benchmark index, and the models drive stock selection by focusing on factors within three themes -- quality, valuation and catalyst. Quality-theme factors include profitability as well as strength and sustainability measures, such as return on assets, return on equity, receivables, reserve management and cash flow accruals. Valuation-theme factors measure profitability-at-a-reasonable-price and growth-at-a-reasonable-price and include cash flow, operating income, sales, earnings, book value and risk-adjusted return. Catalyst-theme factors include long-term and short-term momentum measures and estimate revisions.

OUR FUTURE STRATEGY
We hold a cautious view regarding prospects for the financial markets over the remainder of 2010. After a solid run over the 12 months ended July 31, 2010, we believe stocks appeared to be closer to fair value than they had been one year prior. At the same time, however, we expect volatility to remain somewhat heightened. We believe the U.S. economy

--------------------------------------------------------------------------------
10  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

will continue to recover, albeit at a relatively slow pace, and that inflation should remain under control.

Given this view, we intend to use our quantitative-based themes, as described above, in our stock selection process, seeking to position the Fund's portfolio to take advantage of a shift in underlying market dynamics. At the same time, consistent with our disciplined approach, we remain focused on the long term and maintain the Fund's diversification across sectors and securities. We intend to continue seeking optimal returns for the Fund through the style diversification offered by the various themes within our well-tested quantitative investment models. We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio and believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.

Brian Condon, CFA(R)
Portfolio Manager


Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Columbia Large Core Quantitative Fund Class A shares (from 4/24/03 to 7/31/10) as compared to the performance of the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting columbiamanagement.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at July 31, 2010
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    4/24/03
COLUMBIA LARGE CORE QUANTITATIVE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,748    $7,150    $8,806    $12,442
-------------------------------------------------------------------------------------------
     Average annual total return                     +7.48%   -10.58%    -2.51%     +3.05%
-------------------------------------------------------------------------------------------
S&P 500 INDEX(1)
     Cumulative value of $10,000                    $11,384    $8,101    $9,915    $13,969
-------------------------------------------------------------------------------------------
     Average annual total return                    +13.84%    -6.78%    -0.17%     +4.71%
-------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,144    $8,132    $9,915    $13,278
-------------------------------------------------------------------------------------------
     Average annual total return                    +11.44%    -6.66%    -0.17%     +3.98%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
12  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN COLUMBIA LARGE CORE QUANTITATIVE FUND LINE GRAPH)

                       COLUMBIA LARGE
                     CORE QUANTITATIVE
                         FUND CLASS
                        A (INCLUDES                              LIPPER LARGE-CAP
                       SALES CHARGE)            S&P 500             CORE FUNDS
                         ($12,442)        INDEX(1) ($13,969)    INDEX(2) ($13,278)
                     -----------------    ------------------    ------------------
4/24/03                   $ 9,425               $10,000               $10,000
4/03                        9,482                10,063                10,054
7/03                       10,255                10,917                10,813
10/03                      10,934                11,634                11,412
1/04                       11,890                12,579                12,231
4/04                       11,581                12,364                11,992
7/04                       11,485                12,354                11,894
10/04                      11,851                12,730                12,201
1/05                       12,521                13,361                12,765
4/05                       12,342                13,146                12,480
7/05                       13,316                14,089                13,387
10/05                      13,216                13,838                13,257
1/06                       14,255                14,747                14,192
4/06                       14,506                15,172                14,533
7/06                       14,149                14,846                14,056
10/06                      15,367                16,099                15,199
1/07                       16,152                16,886                15,907
4/07                       16,674                17,482                16,446
7/07                       16,402                17,239                16,328
10/07                      17,470                18,441                17,482
1/08                       15,604                16,495                15,713
4/08                       15,846                16,665                15,850
7/08                       14,203                15,328                14,677
10/08                      11,063                11,786                11,206
1/09                        9,083                10,125                 9,690
4/09                        9,565                10,781                10,457
7/09                       10,910                12,270                11,914
10/09                      11,509                12,942                12,491
1/10                       11,943                13,480                12,993
4/10                       13,387                14,970                14,299
7/10                       12,442                13,969                13,278




(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended July 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 FEB. 1, 2010  JULY 31, 2010  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,041.80        $5.29(c)       1.04%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.75        $5.24(c)       1.04%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,037.40        $9.24(c)       1.82%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.86        $9.15(c)       1.82%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,037.90        $9.15(c)       1.80%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.96        $9.05(c)       1.80%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,043.80        $3.01(c)        .59%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.99        $2.97(c)        .59%
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,039.60        $7.07(c)       1.39%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.00        $6.99(c)       1.39%
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,041.80        $5.80(c)       1.14%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.25        $5.74(c)       1.14%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,041.60        $4.53(c)        .89%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.49        $4.48(c)        .89%
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,044.00        $3.26(c)        .64%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.74        $3.23(c)        .64%
------------------------------------------------------------------------------------------

Class W
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,041.80        $5.29(c)       1.04%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.75        $5.24(c)       1.04%
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended July 31, 2010: +4.18% for Class A, +3.74% for Class B, +3.79% for Class C, +4.38% for Class I, +3.96% for Class R2, +4.18% for Class R3, +4.16% for Class R4, +4.40% for Class R5 and +4.18% for Class W.
(c) Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Sept. 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.07% for Class A, 1.82% for Class B, 1.82% for Class C, 0.64% for Class I, 1.32% for Class R2, 1.17% for Class R3, 0.94% for Class R4, 0.69% for Class R5 and 1.07% for Class W. Any amounts waived will not be reimbursed by the Fund. This change is effective Oct. 1, 2010. Had this change been in place for the entire six month period ended July 31, 2010, the actual expenses paid would have been $5.55 for Class A, $9.35 for Class B, $9.35 for Class C, $3.31 for Class I, $6.81 for Class R2, $6.06 for Class R3, $4.89 for Class R4, $3.62 for Class R5 and $5.55 for Class W; the hypothetical expenses paid would have been $5.49 for Class A, $9.25 for Class B, $9.25 for Class C, $3.28 for Class I, $6.74 for Class R2, $5.99 for Class R3, $4.84 for Class R4, $3.58 for Class R5 and $5.49 for Class W.


--------------------------------------------------------------------------------
16  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

JULY 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.6%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (3.7%)
General Dynamics Corp.                                  287,791           $17,627,199
ITT Corp.                                                54,267             2,557,061
L-3 Communications Holdings, Inc.                        28,851             2,107,277
Lockheed Martin Corp.                                   450,090(e)         33,824,264
Northrop Grumman Corp.                                   79,437(e)          4,658,186
Raytheon Co.                                            799,584            36,996,751
Rockwell Collins, Inc.                                   78,432             4,483,173
United Technologies Corp.                               501,091            35,627,570
                                                                      ---------------
Total                                                                     137,881,481
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.1%)
CH Robinson Worldwide, Inc.                              61,293(e)          3,996,304
-------------------------------------------------------------------------------------

AUTOMOBILES (0.4%)
Ford Motor Co.                                          501,862(b,e)        6,408,778
Harley-Davidson, Inc.                                   312,011(e)          8,496,059
                                                                      ---------------
Total                                                                      14,904,837
-------------------------------------------------------------------------------------

BEVERAGES (2.2%)
Brown-Forman Corp., Class B                             166,341(e)         10,514,415
The Coca-Cola Co.                                     1,275,454            70,290,270
                                                                      ---------------
Total                                                                      80,804,685
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.9%)
Amgen, Inc.                                             545,673(b)         29,755,549
Cephalon, Inc.                                           86,619(b,e)        4,915,628
                                                                      ---------------
Total                                                                      34,671,177
-------------------------------------------------------------------------------------

CAPITAL MARKETS (0.8%)
Franklin Resources, Inc.                                101,411(e)         10,199,918
T Rowe Price Group, Inc.                                 28,175(e)          1,358,880
The Goldman Sachs Group, Inc.                           122,049            18,407,431
                                                                      ---------------
Total                                                                      29,966,229
-------------------------------------------------------------------------------------

CHEMICALS (1.4%)
CF Industries Holdings, Inc.                             55,426             4,500,037
Eastman Chemical Co.                                    365,780(e)         22,912,459
EI du Pont de Nemours & Co.                              29,239             1,189,150
International Flavors & Fragrances, Inc.                118,635             5,383,656
PPG Industries, Inc.                                    148,760            10,334,357
Sigma-Aldrich Corp.                                      56,009(e)          3,142,105
The Sherwin-Williams Co.                                 61,958(e)          4,284,396
                                                                      ---------------
Total                                                                      51,746,160
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.6%)
Comerica, Inc.                                           65,095(e)          2,497,044
Fifth Third Bancorp                                     443,135             5,632,246
First Horizon National Corp.                            516,395(b,e)        5,923,051
Huntington Bancshares, Inc.                             363,386             2,202,119
KeyCorp                                                 155,310(e)          1,313,923
M&T Bank Corp.                                           49,520(e)          4,325,077
Marshall & Ilsley Corp.                                 194,803             1,369,465
PNC Financial Services Group, Inc.                      940,736            55,870,310
SunTrust Banks, Inc.                                    350,473(e)          9,094,774
US Bancorp                                              119,355             2,852,585
Wells Fargo & Co.                                     1,634,708            45,330,453
                                                                      ---------------
Total                                                                     136,411,047
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Avery Dennison Corp.                                     30,266             1,085,036
Pitney Bowes, Inc.                                      192,737(e)          4,704,710
RR Donnelley & Sons Co.                                 727,673(e)         12,275,844
Waste Management, Inc.                                    2,000(e)             67,900
                                                                      ---------------
Total                                                                      18,133,490
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMMUNICATIONS EQUIPMENT (0.6%)
Cisco Systems, Inc.                                     846,316(b)        $19,524,510
Harris Corp.                                             47,990             2,136,995
                                                                      ---------------
Total                                                                      21,661,505
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (6.5%)
Apple, Inc.                                             611,034(b)        157,188,496
Dell, Inc.                                              999,141(b)         13,228,627
Hewlett-Packard Co.                                     603,306            27,776,208
Lexmark International, Inc., Class A                    290,029(b,e)       10,658,566
NetApp, Inc.                                            528,967(b,e)       22,375,304
QLogic Corp.                                             15,253(b,e)          242,828
Teradata Corp.                                          441,300(b)         14,033,340
Western Digital Corp.                                    84,639(b,e)        2,233,623
                                                                      ---------------
Total                                                                     247,736,992
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor Corp.                                             131,438(e)          6,347,141
-------------------------------------------------------------------------------------

CONSUMER FINANCE (1.6%)
American Express Co.                                    950,177            42,415,902
Discover Financial Services                             728,468            11,123,706
SLM Corp.                                               458,905(b,e)        5,506,860
                                                                      ---------------
Total                                                                      59,046,468
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts Co.                                        49,347             2,113,532
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group, Inc., Class A                              95,703(b)          4,414,779
H&R Block, Inc.                                         168,338             2,639,540
                                                                      ---------------
Total                                                                       7,054,319
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (2.8%)
Bank of America Corp.                                 1,131,725            15,889,419
Citigroup, Inc.                                      21,816,614(b)         89,448,117
                                                                      ---------------
Total                                                                     105,337,536
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.3%)
AT&T, Inc.                                            2,956,600            76,694,204
Verizon Communications, Inc.                          1,584,174(e)         46,036,096
                                                                      ---------------
Total                                                                     122,730,300
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.4%)
Edison International                                    188,613             6,252,521
Entergy Corp.                                           192,400            14,912,924
Exelon Corp.                                            465,965            19,491,316
FirstEnergy Corp.                                       218,737(e)          8,246,385
Pepco Holdings, Inc.                                    165,723(e)          2,802,376
                                                                      ---------------
Total                                                                      51,705,522
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.6%)
Emerson Electric Co.                                    375,370(e)         18,595,829
Rockwell Automation, Inc.                                52,710(e)          2,854,247
                                                                      ---------------
Total                                                                      21,450,076
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.4%)
Corning, Inc.                                           292,938             5,308,037
Jabil Circuit, Inc.                                     195,377             2,834,920
Tyco Electronics Ltd.                                   215,570(c)          5,820,390
                                                                      ---------------
Total                                                                      13,963,347
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.6%)
Diamond Offshore Drilling, Inc.                          59,023(e)          3,511,278
FMC Technologies, Inc.                                   96,878(b)          6,130,441
Halliburton Co.                                          95,165             2,843,530
Nabors Industries Ltd.                                  181,396(b,c)        3,339,500
National Oilwell Varco, Inc.                            150,182             5,881,127
Rowan Companies, Inc.                                    84,835(b,e)        2,142,932
                                                                      ---------------
Total                                                                      23,848,808
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (3.0%)
Safeway, Inc.                                           143,586(e)          2,949,256
Walgreen Co.                                            342,190             9,769,525
Wal-Mart Stores, Inc.                                 1,936,692            99,139,263
                                                                      ---------------
Total                                                                     111,858,044
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.5%)
Campbell Soup Co.                                       325,000(e)         11,667,500
ConAgra Foods, Inc.                                     164,577(e)          3,864,268
General Mills, Inc.                                     158,261             5,412,526
Hormel Foods Corp.                                      177,604(e)          7,622,764
Kellogg Co.                                              94,200(e)          4,714,710
Sara Lee Corp.                                        1,297,554(e)         19,190,824
The Hershey Co.                                         888,484(e)         41,758,748
                                                                      ---------------
Total                                                                      94,231,340
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

GAS UTILITIES (0.2%)
Oneok, Inc.                                             125,944(e)         $5,860,174
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.3%)
Becton Dickinson and Co.                                 86,231             5,932,693
CareFusion Corp.                                        224,544(b)          4,731,142
CR Bard, Inc.                                            28,179(e)          2,212,897
Intuitive Surgical, Inc.                                 50,134(b,e)       16,462,502
Medtronic, Inc.                                         466,186            17,234,896
St Jude Medical, Inc.                                    41,861(b)          1,539,229
Varian Medical Systems, Inc.                             27,347(b,e)        1,509,554
                                                                      ---------------
Total                                                                      49,622,913
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.5%)
Aetna, Inc.                                             156,945             4,370,918
AmerisourceBergen Corp.                                 210,461(e)          6,307,516
Cardinal Health, Inc.                                   133,752             4,316,177
CIGNA Corp.                                             379,453            11,671,974
Coventry Health Care, Inc.                              136,744(b)          2,711,634
Humana, Inc.                                             69,243(b)          3,255,806
Laboratory Corp. of America Holdings                     17,800(b)          1,299,044
McKesson Corp.                                           63,704             4,001,885
Tenet Healthcare Corp.                                  567,964(b,e)        2,612,634
UnitedHealth Group, Inc.                              2,270,340(e)         69,131,853
WellPoint, Inc.                                         387,787(b)         19,668,557
                                                                      ---------------
Total                                                                     129,347,998
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.2%)
Starwood Hotels & Resorts Worldwide, Inc.                93,370(e)          4,523,776
Wyndham Worldwide Corp.                                 133,379(e)          3,405,166
                                                                      ---------------
Total                                                                       7,928,942
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.1%)
Newell Rubbermaid, Inc.                                 181,026(e)          2,805,903
Whirlpool Corp.                                          27,747(e)          2,311,325
                                                                      ---------------
Total                                                                       5,117,228
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.7%)
Clorox Co.                                               75,994(e)          4,930,491
Colgate-Palmolive Co.                                   159,741            12,616,344
Kimberly-Clark Corp.                                    152,900             9,803,948
                                                                      ---------------
Total                                                                      27,350,783
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
Constellation Energy Group, Inc.                        193,735             6,122,026
NRG Energy, Inc.                                        192,389(b)          4,363,383
The AES Corp.                                           311,929(b)          3,215,988
                                                                      ---------------
Total                                                                      13,701,397
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (3.1%)
3M Co.                                                  354,512            30,324,956
General Electric Co.                                  5,324,607            85,832,665
                                                                      ---------------
Total                                                                     116,157,621
-------------------------------------------------------------------------------------

INSURANCE (5.6%)
Aflac, Inc.                                             473,999            23,316,011
AON Corp.                                               568,235            21,405,412
Assurant, Inc.                                          166,592             6,212,216
Chubb Corp.                                             571,260            30,065,414
Hartford Financial Services Group, Inc.                 425,943             9,971,326
Lincoln National Corp.                                  397,673(e)         10,355,405
Principal Financial Group, Inc.                         461,247(e)         11,812,536
The Allstate Corp.                                    1,241,185            35,051,064
The Travelers Companies, Inc.                           981,605            49,521,971
Torchmark Corp.                                         151,338(e)          8,031,508
Unum Group                                              120,100(e)          2,740,682
                                                                      ---------------
Total                                                                     208,483,545
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.4%)
priceline.com, Inc.                                      69,608(b,e)       15,620,035
-------------------------------------------------------------------------------------

IT SERVICES (4.3%)
Automatic Data Processing, Inc.                         122,233(e)          5,044,556
Cognizant Technology Solutions Corp., Class A           463,149(b)         25,269,409
Computer Sciences Corp.                                  36,444             1,652,007
IBM Corp.                                               938,920(d)        120,557,328
Mastercard, Inc., Class A                                24,090(e)          5,059,864
SAIC, Inc.                                              133,045(b,e)        2,212,538
Total System Services, Inc.                              17,806(e)            265,487
                                                                      ---------------
Total                                                                     160,061,189
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (--%)
Mattel, Inc.                                             97,031             2,053,176
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MACHINERY (1.0%)
Caterpillar, Inc.                                       231,873(e)        $16,173,142
Eaton Corp.                                              61,874(e)          4,854,634
Flowserve Corp.                                          13,127             1,301,673
Illinois Tool Works, Inc.                               187,816             8,169,996
Ingersoll-Rand PLC                                      144,336(c)          5,406,827
                                                                      ---------------
Total                                                                      35,906,272
-------------------------------------------------------------------------------------

MEDIA (3.2%)
CBS Corp., Class B                                    1,048,916(e)         15,502,978
Gannett Co., Inc.                                       534,121(e)          7,039,715
News Corp., Class A                                   1,221,901            15,945,808
The New York Times Co., Class A                         195,273(b)          1,706,686
The Walt Disney Co.                                   1,423,951(e)         47,972,910
Time Warner Cable, Inc.                                 130,802             7,477,950
Time Warner, Inc.                                       435,186            13,690,952
Viacom, Inc., Class B                                   315,058            10,409,516
                                                                      ---------------
Total                                                                     119,746,515
-------------------------------------------------------------------------------------

METALS & MINING (1.8%)
Alcoa, Inc.                                             377,187(e)          4,213,179
Freeport-McMoRan Copper & Gold, Inc.                    433,365            31,002,932
Newmont Mining Corp.                                    588,555            32,900,224
                                                                      ---------------
Total                                                                      68,116,335
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Family Dollar Stores, Inc.                              490,049(e)         20,263,526
Macy's, Inc.                                            320,682             5,980,719
Nordstrom, Inc.                                         258,260(e)          8,780,840
Sears Holdings Corp.                                      7,112(b)            504,952
                                                                      ---------------
Total                                                                      35,530,037
-------------------------------------------------------------------------------------

MULTI-UTILITIES (1.4%)
Ameren Corp.                                             82,274             2,087,291
Dominion Resources, Inc.                                149,792(e)          6,289,766
DTE Energy Co.                                          120,393(e)          5,557,341
Integrys Energy Group, Inc.                              55,859(e)          2,644,924
PG&E Corp.                                              177,331(e)          7,873,496
Public Service Enterprise Group, Inc.                   863,469            28,408,130
                                                                      ---------------
Total                                                                      52,860,948
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.3%)
Xerox Corp.                                           1,007,602             9,814,043
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.4%)
Apache Corp.                                            539,396            51,555,470
Chevron Corp.                                         1,718,921           130,998,970
ConocoPhillips                                        1,750,864            96,682,710
Exxon Mobil Corp.                                       942,587            56,253,592
Hess Corp.                                              107,973             5,786,273
Marathon Oil Corp.                                    1,029,805(e)         34,446,977
Massey Energy Co.                                       144,062             4,405,416
Murphy Oil Corp.                                         71,994             3,941,672
Pioneer Natural Resources Co.                            42,804(e)          2,479,208
Sunoco, Inc.                                             44,569(e)          1,589,776
Valero Energy Corp.                                     208,880             3,548,871
                                                                      ---------------
Total                                                                     391,688,935
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (--%)
International Paper Co.                                  16,822               407,092
MeadWestvaco Corp.                                       31,320               750,428
                                                                      ---------------
Total                                                                       1,157,520
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.6%)
The Estee Lauder Companies, Inc., Class A               336,622            20,954,720
-------------------------------------------------------------------------------------

PHARMACEUTICALS (5.8%)
Abbott Laboratories                                   1,020,912            50,106,361
Bristol-Myers Squibb Co.                                125,424             3,125,566
Eli Lilly & Co.                                         376,773(e)         13,413,119
Forest Laboratories, Inc.                               424,458(b)         11,778,710
Johnson & Johnson                                     1,018,887            59,187,146
King Pharmaceuticals, Inc.                              356,719(b,e)        3,124,858
Merck & Co., Inc.                                     2,132,929            73,500,733
Mylan, Inc.                                             152,992(b,e)        2,662,061
                                                                      ---------------
Total                                                                     216,898,554
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (0.2%)
Dun & Bradstreet Corp.                                  119,500(e)          8,169,020
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.5%)
Equity Residential                                      269,098(e)         12,338,143
Simon Property Group, Inc.                              276,830(e)         24,698,773
Ventas, Inc.                                            149,597(e)          7,587,560
Vornado Realty Trust                                    150,504(e)         12,458,721
                                                                      ---------------
Total                                                                      57,083,197
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ROAD & RAIL (0.9%)
CSX Corp.                                               149,508(e)         $7,882,062
Norfolk Southern Corp.                                  270,648            15,229,363
Ryder System, Inc.                                      210,082             9,174,281
                                                                      ---------------
Total                                                                      32,285,706
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.6%)
Advanced Micro Devices, Inc.                          1,651,100(b,e)       12,366,739
Intel Corp.                                             424,400             8,742,640
Micron Technology, Inc.                               1,270,189(b,e)        9,246,976
Texas Instruments, Inc.                               2,696,115(e)         66,567,079
                                                                      ---------------
Total                                                                      96,923,434
-------------------------------------------------------------------------------------

SOFTWARE (4.1%)
Intuit, Inc.                                            118,700(b)          4,718,325
Microsoft Corp.                                       5,467,718(e)        141,121,802
Oracle Corp.                                            314,499             7,434,756
                                                                      ---------------
Total                                                                     153,274,883
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (3.5%)
AutoNation, Inc.                                         73,423(b)          1,793,724
Bed Bath & Beyond, Inc.                                  63,195(b)          2,393,827
Best Buy Co., Inc.                                      244,864(e)          8,486,986
GameStop Corp., Class A                                 765,223(b,e)       15,342,721
Home Depot, Inc.                                        620,699            17,696,128
Lowe's Companies, Inc.                                   44,630               925,626
Limited Brands, Inc.                                  2,125,019            54,485,487
Ross Stores, Inc.                                       258,076(e)         13,590,282
The Gap, Inc.                                           589,161(e)         10,669,706
Tiffany & Co.                                            66,409(e)          2,793,827
TJX Companies, Inc.                                      76,140(e)          3,161,333
                                                                      ---------------
Total                                                                     131,339,647
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.6%)
Coach, Inc.                                             112,739             4,167,961
NIKE, Inc., Class B                                     209,579(e)         15,433,397
Polo Ralph Lauren Corp.                                  21,958(e)          1,734,902
VF Corp.                                                 14,845             1,177,654
                                                                      ---------------
Total                                                                      22,513,914
-------------------------------------------------------------------------------------

TOBACCO (2.5%)
Altria Group, Inc.                                    1,434,984            31,799,245
Lorillard, Inc.                                          89,000(e)          6,785,360
Philip Morris International, Inc.                     1,075,119            54,874,074
                                                                      ---------------
Total                                                                      93,458,679
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal Co.                                             52,695(e)          2,586,271
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $3,563,187,440)                                                 $3,689,213,971
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.7%)
                                                       SHARES                VALUE(a)
Columbia Short-Term Cash Fund, 0.279%                27,183,889(g)        $27,183,889
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $27,183,889)                                                       $27,183,889
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (17.9%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (4.1%)
Amsterdam Funding Corp.
 08-16-10                            0.450%           $4,996,500           $4,996,500
Antalis US Funding Corp.
 08-04-10                            0.320             9,999,378            9,999,378
 08-17-10                            0.380             4,998,470            4,998,470
Argento Variable Funding Company LLC
 08-12-10                            0.370             4,998,458            4,998,458
Cancara Asset Securitisation LLC
 08-12-10                            0.330            14,996,013           14,996,013
 09-27-10                            0.521            14,982,233           14,982,233
Ebbets Funding LLC
 08-09-10                            0.600             9,994,500            9,994,500
Grampian Funding LLC
 08-06-10                            0.370            19,993,628           19,993,628
Regency Markets No. 1 LLC
 08-09-10                            0.360             9,996,700            9,996,700


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (CONT.)
Royal Park Investments Funding Corp.
 09-22-10                            0.601%           $9,985,667           $9,985,667
 10-06-10                            0.551             1,997,250            1,997,250
Thames Asset Global Securities
 09-20-10                            0.551             4,992,819            4,992,819
 10-13-10                            0.511             9,986,825            9,986,825
Versailles Commercial Paper LLC
 08-23-10                            0.681             9,988,100            9,988,100
                                                                      ---------------
Total                                                                     131,906,541
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (9.3%)
Bank of Tokyo Securities
 10-14-10                            0.550            19,971,928           19,971,928
Banque et Caisse d'Epargne de l'Etat
 08-16-10                            0.400             4,998,223            4,998,223
Barclays Bank PLC
 08-31-10                            0.421            16,000,000           16,000,000
BNP Paribas
 10-15-10                            0.411            20,000,000           20,000,000
BRED Banque Populaire
 08-13-10                            0.620             9,989,677            9,989,677
 09-08-10                            0.600             4,994,839            4,994,839
Commerzbank AG
 08-09-10                            0.450            10,000,000           10,000,000
Credit Agricole
 10-12-10                            0.413            37,000,000           37,000,000
Credit Industrial et Commercial
 08-02-10                            0.460            20,000,000           20,000,000
 10-20-10                            0.540             5,000,000            5,000,000
Deutsche Bank AG
 12-06-10                            0.527            20,000,000           20,000,000
Dexia Credit Local
 08-06-10                            0.650             5,000,043            5,000,043
DZ Bank AG
 08-09-10                            0.470            20,000,000           20,000,000
 08-12-10                            0.450            10,000,000           10,000,000
Hong Kong Shanghai Bank Corp., Ltd.
 08-05-10                            0.300            25,000,000           25,000,000
KBC Bank NV
 08-06-10                            0.450            15,000,000           15,000,000
 08-09-10                            0.530             9,995,438            9,995,438
Landesbank Hessen Thuringen
 08-10-10                            0.440             9,995,968            9,995,968
Lloyds Bank PLC
 10-14-10                            0.520             5,000,000            5,000,000
N.V. Ban Nederlandse Gemeenten
 09-13-10                            0.380            10,000,000           10,000,000
Natixis
 09-29-10                            0.490             9,991,568            9,991,568
Norinchukin Bank
 09-21-10                            0.560            15,000,198           15,000,198
 10-14-10                            0.565            20,000,000           20,000,000
Pohjola Bank PLC
 08-20-10                            0.370             5,000,000            5,000,000
Rabobank Group
 10-27-10                            0.377             5,000,000            5,000,000
Royal Bank of Scotland
 08-09-10                            0.320             5,001,072            5,001,072
Societe Generale
 09-01-10                            0.655            18,000,000           18,000,000
Sumitomo Mitsui Banking Corp.
 08-20-10                            0.510             5,000,000            5,000,000
Union Bank of Switzerland
 10-18-10                            0.455            10,000,000           10,000,000
                                                                      ---------------
Total                                                                     370,938,954
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.8%)
State Development Bank of NorthRhine-Westphalia
 10-08-10                            0.511             9,987,108            9,987,108
 10-15-10                            0.491             9,987,342            9,987,342
Toyota Motor Credit Corp.
 08-19-10                            0.531             9,986,308            9,986,308
                                                                      ---------------
Total                                                                      29,960,758
-------------------------------------------------------------------------------------

                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)

REPURCHASE AGREEMENTS (3.7%)(f)
Barclays Capital, Inc.
 dated 03-22-10, matures 08-30-10,
 repurchase price
 $20,007,922                         0.460%          $20,000,000          $20,000,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                   EFFECTIVE         PRINCIPAL
ISSUER                               YIELD             AMOUNT                VALUE(a)
REPURCHASE AGREEMENTS (CONT.)
Mizuho Securities USA, Inc.
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $13,281,271                         0.240%          $13,281,005          $13,281,005
Morgan Stanley
 dated 02-22-10, matures 08-23-10,
 repurchase price
 $25,008,465                         0.530            25,000,000           25,000,000
Pershing LLC
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $30,000,775                         0.310            30,000,000           30,000,000
RBS Securities, Inc.
 dated 04-01-10, matures 09-03-10,
 repurchase price
 $25,011,180                         0.460            25,000,000           25,000,000
UBS Securities LLC
 dated 07-30-10, matures 08-02-10,
 repurchase price
 $25,423,373                         0.210            25,422,928           25,422,928
                                                                      ---------------
Total                                                                     138,703,933
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $671,510,186)                                                     $671,510,186
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $4,261,881,515)(h)                                              $4,387,908,046
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT JULY 31, 2010



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION       LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
S&P 500 Index                   171        $46,952,325   Sept. 2010          $22,360



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At July 31, 2010, the value of foreign securities, excluding short-term securities, represented 0.39% of net assets.

(d) At July 31, 2010, investments in securities included securities valued at $9,938,160 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(e) At July 31, 2010, security was partially or fully on loan. See Note 7 to the financial statements.


--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(f) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BARCLAYS CAPITAL, INC. (0.460%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Banc of America Commercial Mortgage Inc          $2,581,438
Bear Stearns Commercial Mortgage Securities       1,410,308
Credit Suisse Mortgage Capital Certificates       2,163,109
Granite Master Issuer PLC                         6,293,462
JP Morgan Chase Commercial Mortgage
  Securities Corp                                 1,078,205
LB Commercial Conduit Mortgage Trust              1,684,691
Merrill Lynch Mortgage Trust                      1,059,169
Paragon Mortgages PLC                             3,251,757
Wachovia Bank Commercial Mortgage Trust           1,477,861
-----------------------------------------------------------
Total market value of collateral securities     $21,000,000
-----------------------------------------------------------


MIZUHO SECURITIES USA, INC. (0.240%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $4,828,655
Fannie Mae REMICS                                 3,336,274
Freddie Mac Gold Pool                             1,757,756
Freddie Mac Non Gold Pool                            74,113
Freddie Mac REMICS                                2,220,592
Ginnie Mae I Pool                                 1,328,004
Ginnie Mae II Pool                                    1,231
-----------------------------------------------------------
Total market value of collateral securities     $13,546,625
-----------------------------------------------------------


MORGAN STANLEY (0.530%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Banc of America Large Loan Inc                     $505,154
Bear Stearns Commercial Mortgage Securities         116,768
Citigroup Commercial Mortgage Trust                 814,499
Citigroup/Deutsche Bank Commercial Mortgage
  Trust                                             906,397
Commercial Mortgage Pass Through Certificates     1,024,005
Credit Suisse Mortgage Capital Certificates         928,635
Credit Suisse/Morgan Stanley Commercial
  Mortgage Certificate                              216,188
Federal National Mortgage Association               488,708
GE Capital Commercial Mortgage Corp                  27,132
Ginnie Mae I Pool                                 1,282,793


--------------------------------------------------------------------------------
24  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



MORGAN STANLEY (0.530%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Ginnie Mae II Pool                               $5,192,241
Greenwich Capital Commercial Funding Corp            47,487
GS Mortgage Securities Corp II                    1,930,229
JP Morgan Chase Commercial Mortgage
  Securities Corp                                   938,821
LB-UBS Commercial Mortgage Trust                  1,619,355
Merrill Lynch Floating Trust                        273,997
Merrill Lynch Mortgage Trust                        741,445
Morgan Stanley Capital I                          1,363,447
Morgan Stanley Dean Witter Capital I                  4,134
United States Treasury Note/Bond                  2,776,738
Wachovia Bank Commercial Mortgage Trust           4,765,342
-----------------------------------------------------------
Total market value of collateral securities     $25,963,515
-----------------------------------------------------------


PERSHING LLC (0.310%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Benchmark REMIC                          $77,880
Fannie Mae Pool                                  12,357,594
Fannie Mae REMICS                                 1,167,140
Federal Farm Credit Bank                            105,197
Federal Home Loan Banks                             318,992
Federal Home Loan Mortgage Corp                      20,730
Federal National Mortgage Association                 2,028
Freddie Mac Gold Pool                             3,323,427
Freddie Mac Non Gold Pool                           371,318
Freddie Mac REMICS                                1,077,394
Ginnie Mae I Pool                                   673,186
Ginnie Mae II Pool                                1,353,760
Government National Mortgage Association            350,705
United States Treasury Inflation Indexed
  Bonds                                             616,604
United States Treasury Note/Bond                  6,383,549
United States Treasury Strip Coupon                 875,206
United States Treasury Strip Principal            1,525,290
-----------------------------------------------------------
Total market value of collateral securities     $30,600,000
-----------------------------------------------------------


RBS SECURITIES, INC. (0.460%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
280 Funding Corp                                 $1,070,243
AH Mortgage Advance Trust                           386,829
American Home Mortgage Investment Trust             579,403
Banc of America Commercial Mortgage Inc             766,398
Banc of America Large Loan Inc                    1,515,692


--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



RBS SECURITIES, INC. (0.460%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Bear Stearns Commercial Mortgage Securities        $544,704
Bella Vista Mortgage Trust                           26,671
CC Mortgage Funding Corp                            161,986
Commercial Mortgage Pass Through Certificates        28,753
Countrywide Home Loan Mortgage Pass Through
  Trust                                              70,322
Credit Suisse First Boston Mortgage
  Securities Corp                                   366,267
Credit Suisse Mortgage Capital Certificates         505,689
First Horizon Alternative Mortgage Securities        30,334
First Republic Mortgage Loan Trust                  585,458
Ford Credit Floorplan Master Owner Trust          1,032,749
GE Dealer Floorplan Master Note Trust               100,155
Greenwich Capital Commercial Funding Corp           730,696
GS Mortgage Securities Corp II                    1,093,756
Harborview Mortgage Loan Trust                      110,200
Harley-Davidson Motorcycle Trust                     68,123
JP Morgan Chase Commercial Mortgage
  Securities Corp                                 2,334,019
LB-UBS Commercial Mortgage Trust                  2,181,533
Leafs CDO I Ltd                                     581,171
MLCC Mortgage Investors Inc                           2,948
Morgan Stanley Capital I                          1,078,906
MortgageIT Trust                                     51,294
Oak Hill Credit Partners                             55,372
Sequoia Mortgage Trust                                3,458
Wachovia Bank Commercial Mortgage Trust           9,211,486
WaMu Mortgage Pass Through Certificates             933,089
Wells Fargo Mortgage Backed Securities Trust         42,348
-----------------------------------------------------------
Total market value of collateral securities     $26,250,052
-----------------------------------------------------------


UBS SECURITIES LLC (0.210%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Interest Strip                        $5,777,659
Fannie Mae Principal Strip                        1,103,615
Federal Farm Credit Bank                          3,061,434
Federal Home Loan Mortgage Corp                  10,847,684
Freddie Mac Strips                                5,141,064
-----------------------------------------------------------
Total market value of collateral securities     $25,931,456
-----------------------------------------------------------


(g) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at July 31, 2010.


--------------------------------------------------------------------------------
26  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(h) At July 31, 2010, the cost of securities for federal income tax purposes was $4,304,621,757 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $272,769,102
     Unrealized depreciation                        (189,482,813)
     -----------------------------------------------------------
     Net unrealized appreciation                     $83,286,289
     -----------------------------------------------------------





--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
28  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of July 31, 2010:

                                                FAIR VALUE AT JULY 31, 2010
                           ---------------------------------------------------------------------
                                 LEVEL 1             LEVEL 2
                              QUOTED PRICES           OTHER          LEVEL 3
                                IN ACTIVE          SIGNIFICANT     SIGNIFICANT
                               MARKETS FOR         OBSERVABLE     UNOBSERVABLE
DESCRIPTION(A)             IDENTICAL ASSETS(B)       INPUTS          INPUTS            TOTAL
------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks               $3,689,213,971               $--         $--        $3,689,213,971
------------------------------------------------------------------------------------------------
Total Equity Securities        3,689,213,971                --          --         3,689,213,971
------------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(c)                27,183,889                --          --            27,183,889
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                  --       671,510,186          --           671,510,186
------------------------------------------------------------------------------------------------
Total Other                       27,183,889       671,510,186          --           698,694,075
------------------------------------------------------------------------------------------------
Investments in
  Securities                   3,716,397,860       671,510,186          --         4,387,908,046
Other Financial
  Instruments(d)                      22,360                --          --                22,360
------------------------------------------------------------------------------------------------
Total                         $3,716,420,220      $671,510,186         $--        $4,387,930,406
------------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) There were no significant transfers between Levels 1 and 2 during the period.

(c) Money market fund that is a sweep investment for cash balances in the Fund at July 31, 2010.

(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.345.6611.


--------------------------------------------------------------------------------
30  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
JULY 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $3,563,187,440)                  $ 3,689,213,971
  Affiliated money market fund (identified cost $27,183,889)                   27,183,889
  Investments of cash collateral received for securities on loan
    (identified cost $671,510,186)                                            671,510,186
-----------------------------------------------------------------------------------------
Total investments in securities (identified cost $4,261,881,515)            4,387,908,046
Cash                                                                            1,420,910
Receivable from Investment Manager                                                 15,882
Capital shares receivable                                                      50,977,976
Dividends and accrued interest receivable                                       6,107,368
Receivable for investment securities sold                                     194,924,457
Variation margin receivable on futures contracts                                   47,072
Other receivables (Note 11)                                                       390,262
Other assets                                                                       22,506
-----------------------------------------------------------------------------------------
Total assets                                                                4,641,814,479
-----------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                         53,716,966
Payable for investment securities purchased                                   174,146,735
Payable upon return of securities loaned                                      671,510,186
Accrued investment management services fees                                        57,933
Accrued distribution fees                                                          26,843
Accrued transfer agency fees                                                       28,495
Accrued administrative services fees                                                5,128
Accrued plan administration services fees                                           1,125
Other accrued expenses                                                            425,220
-----------------------------------------------------------------------------------------
Total liabilities                                                             899,918,631
-----------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $ 3,741,895,848
-----------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $     7,894,409
Additional paid-in capital                                                  6,291,385,685
Excess of distributions over net investment income                               (366,709)
Accumulated net realized gain (loss)                                       (2,683,106,271)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign currencies          126,088,734
-----------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $ 3,741,895,848
-----------------------------------------------------------------------------------------
*Value of securities on loan                                              $   656,224,229
-----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  31

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- JULY 31, 2010

NET ASSET VALUE PER SHARE
                     NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $2,688,843,397          567,423,999                       $4.74(1)
Class B          $  153,325,657           32,554,969                       $4.71
Class C          $   21,982,264            4,714,140                       $4.66
Class I          $  314,250,741           65,856,337                       $4.77
Class R2         $    2,193,578              463,276                       $4.73
Class R3         $        6,033                1,273                       $4.74
Class R4         $  162,518,882           34,154,804                       $4.76
Class R5         $   24,848,139            5,229,982                       $4.75
Class W          $  373,927,157           79,042,111                       $4.73
--------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $5.03. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
32  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED JULY 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $  80,541,644
Interest                                                            141,328
Income distributions from affiliated money market fund               52,082
Income from securities lending -- net                             2,078,072
---------------------------------------------------------------------------
Total income                                                     82,813,126
---------------------------------------------------------------------------
Expenses:
Investment management services fees                              21,017,705
Distribution fees
  Class A                                                         6,447,567
  Class B                                                         1,947,821
  Class C                                                           209,143
  Class R2                                                            9,201
  Class R3                                                               14
  Class W                                                         1,372,152
Transfer agency fees
  Class A                                                         7,430,055
  Class B                                                           612,484
  Class C                                                            63,914
  Class R2                                                              998
  Class R3                                                                3
  Class R4                                                           84,561
  Class R5                                                           11,896
  Class W                                                         1,113,980
Administrative services fees                                      1,911,088
Plan administration services fees
  Class R2                                                            4,600
  Class R3                                                               14
  Class R4                                                          392,930
Compensation of board members                                       121,011
Custodian fees                                                       40,205
Printing and postage                                                272,091
Registration fees                                                    91,483
Professional fees                                                    80,886
Other                                                               174,511
---------------------------------------------------------------------------
Total expenses                                                   43,410,313
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                               (4,892,494)
---------------------------------------------------------------------------
Total net expenses                                               38,517,819
---------------------------------------------------------------------------
Investment income (loss) -- net                                  44,295,307
---------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  33

STATEMENT OF OPERATIONS (continued) --------------------------------------------
YEAR ENDED JULY 31, 2010

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                       $(143,597,040)
  Foreign currency transactions                                     (12,934)
  Futures contracts                                               7,465,395
---------------------------------------------------------------------------
Net realized gain (loss) on investments                        (136,144,579)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                    518,165,657
---------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           382,021,078
---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $ 426,316,385
---------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED JULY 31,                                                     2010             2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   44,295,307  $    43,892,499
Net realized gain (loss) on investments                         (136,144,579)    (711,417,634)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                          518,165,657      (44,531,092)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     426,316,385     (712,056,227)
---------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                      (46,395,739)      (9,214,426)
    Class B                                                       (2,071,740)              --
    Class C                                                         (237,652)          (7,117)
    Class I                                                      (13,083,100)      (5,438,440)
    Class R2                                                         (17,934)             (33)
    Class R3                                                            (128)             (42)
    Class R4                                                      (3,996,938)      (1,326,570)
    Class R5                                                        (279,981)             (49)
    Class W                                                      (21,497,369)     (10,297,303)
  Net realized gain
    Class A                                                               --      (24,419,810)
    Class B                                                               --         (803,415)
    Class C                                                               --          (70,547)
    Class I                                                               --      (10,144,769)
    Class R2                                                              --              (97)
    Class R3                                                              --              (96)
    Class R4                                                              --       (2,985,348)
    Class R5                                                              --              (96)
    Class W                                                               --      (30,699,663)
---------------------------------------------------------------------------------------------
Total distributions                                              (87,580,581)     (95,407,821)
---------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  35

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED JULY 31,                                                     2010             2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $   51,073,321  $    28,702,122
  Class B shares                                                  10,668,758        2,141,651
  Class C shares                                                   2,714,874          553,812
  Class I shares                                                  49,322,036      101,166,985
  Class R2 shares                                                    808,574               --
  Class R4 shares                                                 19,843,167       11,162,166
  Class R5 shares                                                  3,187,831               --
  Class W shares                                                  80,620,665      333,646,211
Fund mergers (Note 10)
  Class A shares                                               2,145,265,006              N/A
  Class B shares                                                 204,721,762              N/A
  Class C shares                                                  20,969,821              N/A
  Class I shares                                                  37,568,585              N/A
  Class R2 shares                                                  1,877,697              N/A
  Class R3 shares                                                      2,732              N/A
  Class R4 shares                                                 71,155,805              N/A
  Class R5 shares                                                 24,248,507              N/A
Reinvestment of distributions at net asset value
  Class A shares                                                  43,353,611       31,091,644
  Class B shares                                                   2,051,626          793,672
  Class C shares                                                     213,339           73,505
  Class I shares                                                  13,082,819       15,582,928
  Class R2 shares                                                      3,125               --
  Class R4 shares                                                  3,996,912        4,311,918
  Class R5 shares                                                    279,835               --
  Class W shares                                                  21,497,270       40,996,838
Conversions from Class B to Class A
  Class A shares                                                  49,970,227        4,943,185
  Class B shares                                                 (49,970,227)      (4,943,185)
Payments for redemptions
  Class A shares                                                (499,521,241)    (154,038,553)
  Class B shares                                                 (43,428,507)      (8,152,830)
  Class C shares                                                  (5,468,056)        (569,142)
  Class I shares                                                (151,534,615)     (70,748,251)
  Class R2 shares                                                   (607,266)              --
  Class R4 shares                                                (35,727,247)     (18,348,722)
  Class R5 shares                                                 (4,432,299)              --
  Class W shares                                                (521,649,465)    (632,276,771)
---------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                 1,546,158,982     (313,910,817)
---------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                        1,884,894,786   (1,121,374,865)
Net assets at beginning of year                                1,857,001,062    2,978,375,927
---------------------------------------------------------------------------------------------
Net assets at end of year                                     $3,741,895,848  $ 1,857,001,062
---------------------------------------------------------------------------------------------
Undistributed (excess of distributions over) net investment
  income                                                      $     (366,709) $    43,755,766
---------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2007 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                      YEAR ENDED JULY 31,
CLASS A                                            --------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007        2006
Net asset value, beginning of period                $4.30        $5.88        $7.22       $6.74       $6.70
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .09          .09         .08         .06
Net gains (losses) (both realized and
 unrealized)                                          .54        (1.47)       (1.00)        .97         .35
-----------------------------------------------------------------------------------------------------------
Total from investment operations                      .59        (1.38)        (.91)       1.05         .41
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)        (.05)        (.06)       (.06)       (.06)
Distributions from realized gains                      --         (.15)        (.37)       (.51)       (.31)
-----------------------------------------------------------------------------------------------------------
Total distributions                                  (.15)        (.20)        (.43)       (.57)       (.37)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.74        $4.30        $5.88       $7.22       $6.74
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.03%      (23.19%)     (13.40%)     15.92%       6.25%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               1.15%         .96%         .96%       1.05%       1.05%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.00%         .95%         .96%       1.03%       1.02%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.10%        2.11%        1.35%       1.13%        .95%
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $2,689         $692       $1,067      $1,410      $1,368
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               75%          61%          58%         62%        137%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  37

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED JULY 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007        2006
Net asset value, beginning of period                $4.27        $5.80        $7.12       $6.65      $6.62
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .01          .06          .04         .03        .01
Net gains (losses) (both realized and
 unrealized)                                          .54        (1.44)        (.99)        .96        .34
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .55        (1.38)        (.95)        .99        .35
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.11)          --           --        (.01)      (.01)
Distributions from realized gains                      --         (.15)        (.37)       (.51)      (.31)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.11)        (.15)        (.37)       (.52)      (.32)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.71        $4.27        $5.80       $7.12      $6.65
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       13.03%      (23.68%)     (14.07%)     15.18%      5.42%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               1.93%        1.73%        1.72%       1.82%      1.85%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.78%        1.71%        1.72%       1.79%      1.82%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .29%        1.35%         .59%        .37%       .20%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $153          $16          $35         $62        $73
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               75%          61%          58%         62%       137%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
38  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED JULY 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007        2006
Net asset value, beginning of period                $4.24        $5.78        $7.11       $6.65      $6.62
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .01          .06          .04         .03        .01
Net gains (losses) (both realized and
 unrealized)                                          .53        (1.44)        (.99)        .96        .35
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .54        (1.38)        (.95)        .99        .36
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.12)        (.01)        (.01)       (.02)      (.02)
Distributions from realized gains                      --         (.15)        (.37)       (.51)      (.31)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.12)        (.16)        (.38)       (.53)      (.33)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.66        $4.24        $5.78       $7.11      $6.65
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       12.97%      (23.66%)     (14.11%)     15.14%      5.51%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               1.92%        1.72%        1.72%       1.81%      1.84%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.77%        1.71%        1.72%       1.79%      1.81%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .31%        1.35%         .59%        .36%       .20%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $22           $2           $3          $3         $3
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               75%          61%          58%         62%       137%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED JULY 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007        2006
Net asset value, beginning of period                $4.33        $5.93        $7.27       $6.78      $6.73
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .08          .11          .11         .11        .08
Net gains (losses) (both realized and
 unrealized)                                          .53        (1.49)        (.99)        .97        .36
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .61        (1.38)        (.88)       1.08        .44
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.17)        (.07)        (.09)       (.08)      (.08)
Distributions from realized gains                      --         (.15)        (.37)       (.51)      (.31)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.17)        (.22)        (.46)       (.59)      (.39)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.77        $4.33        $5.93       $7.27      $6.78
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.38%      (22.90%)     (12.98%)     16.29%      6.73%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                                .61%         .56%         .61%        .70%       .72%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                             .54%         .56%         .61%        .67%       .70%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.66%        2.51%        1.69%       1.47%      1.41%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $314         $332         $391        $441       $252
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               75%          61%          58%         62%       137%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                YEAR ENDED JULY 31,
CLASS R2                                           ---------------------------------------------
PER SHARE DATA                                      2010         2009         2008       2007(c)
Net asset value, beginning of period                $4.30        $5.88        $7.21       $7.57
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03          .08          .08         .03
Net gains (losses) (both realized and
 unrealized)                                          .54        (1.47)       (1.00)        .20
------------------------------------------------------------------------------------------------
Total from investment operations                      .57        (1.39)        (.92)        .23
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.14)        (.04)        (.04)       (.08)
Distributions from realized gains                      --         (.15)        (.37)       (.51)
------------------------------------------------------------------------------------------------
Total distributions                                  (.14)        (.19)        (.41)       (.59)
------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.73        $4.30        $5.88       $7.21
------------------------------------------------------------------------------------------------
TOTAL RETURN                                       13.43%      (23.30%)     (13.51%)      3.31%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense waiver/
 reimbursement                                      1.43%        1.32%        1.41%       1.49%(d)
------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.36%        1.16%        1.16%       1.48%(d)
------------------------------------------------------------------------------------------------
Net investment income (loss)                         .71%        1.92%        1.15%        .55%(d)
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $2          $--          $--         $--
------------------------------------------------------------------------------------------------
Portfolio turnover rate                               75%          61%          58%         62%
------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                YEAR ENDED JULY 31,
CLASS R3                                           ---------------------------------------------
PER SHARE DATA                                      2010         2009         2008       2007(c)
Net asset value, beginning of period                $4.30        $5.89        $7.22       $7.57
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .05          .09          .09         .04
Net gains (losses) (both realized and
 unrealized)                                          .54        (1.47)        (.99)        .20
------------------------------------------------------------------------------------------------
Total from investment operations                      .59        (1.38)        (.90)        .24
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)        (.06)        (.06)       (.08)
Distributions from realized gains                      --         (.15)        (.37)       (.51)
------------------------------------------------------------------------------------------------
Total distributions                                  (.15)        (.21)        (.43)       (.59)
------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.74        $4.30        $5.89       $7.22
------------------------------------------------------------------------------------------------
TOTAL RETURN                                       13.92%      (23.17%)     (13.26%)      3.46%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense waiver/
 reimbursement                                      1.15%        1.10%        1.15%       1.24%(d)
------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.10%         .94%         .90%       1.22%(d)
------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.05%        2.11%        1.41%        .81%(d)
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--         $--
------------------------------------------------------------------------------------------------
Portfolio turnover rate                               75%          61%          58%         62%
------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
42  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED JULY 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007        2006
Net asset value, beginning of period                $4.32        $5.91        $7.25       $6.76      $6.71
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .06          .10          .10         .09        .07
Net gains (losses) (both realized and
 unrealized)                                          .54        (1.48)       (1.00)        .98        .36
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .60        (1.38)        (.90)       1.07        .43
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.16)        (.06)        (.07)       (.07)      (.07)
Distributions from realized gains                      --         (.15)        (.37)       (.51)      (.31)
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.16)        (.21)        (.44)       (.58)      (.38)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.76        $4.32        $5.91       $7.25      $6.76
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.14%      (23.05%)     (13.26%)     16.15%      6.48%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                                .92%         .86%         .91%        .95%       .87%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                             .85%         .78%         .84%        .87%       .84%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.31%        2.28%        1.47%       1.29%      1.10%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $163          $90         $126        $158       $224
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               75%          61%          58%         62%       137%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                YEAR ENDED JULY 31,
CLASS R5                                           ---------------------------------------------
PER SHARE DATA                                      2010         2009         2008       2007(c)
Net asset value, beginning of period                $4.31        $5.90        $7.24       $7.57
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .07          .11          .11         .06
Net gains (losses) (both realized and
 unrealized)                                          .54        (1.48)       (1.00)        .20
------------------------------------------------------------------------------------------------
Total from investment operations                      .61        (1.37)        (.89)        .26
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.17)        (.07)        (.08)       (.08)
Distributions from realized gains                      --         (.15)        (.37)       (.51)
------------------------------------------------------------------------------------------------
Total distributions                                  (.17)        (.22)        (.45)       (.59)
------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.75        $4.31        $5.90       $7.24
------------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.41%      (22.91%)     (13.09%)      3.76%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense waiver/
 reimbursement                                       .68%         .58%         .66%        .75%(d)
------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                             .61%         .58%         .66%        .74%(d)
------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.46%        2.48%        1.66%       1.28%(d)
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $25          $--          $--         $--
------------------------------------------------------------------------------------------------
Portfolio turnover rate                               75%          61%          58%         62%
------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
44  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                YEAR ENDED JULY 31,
CLASS W                                            ---------------------------------------------
PER SHARE DATA                                      2010         2009         2008       2007(e)
Net asset value, beginning of period                $4.29        $5.86        $7.22       $7.46
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .06          .09          .08         .03
Net gains (losses) (both realized and
 unrealized)                                          .53        (1.47)       (1.00)        .32
------------------------------------------------------------------------------------------------
Total from investment operations                      .59        (1.38)        (.92)        .35
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.15)        (.04)        (.07)       (.08)
Distributions from realized gains                      --         (.15)        (.37)       (.51)
------------------------------------------------------------------------------------------------
Total distributions                                  (.15)        (.19)        (.44)       (.59)
------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.73        $4.29        $5.86       $7.22
------------------------------------------------------------------------------------------------
TOTAL RETURN                                       13.93%      (23.21%)     (13.52%)      5.01%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense waiver/
 reimbursement                                      1.05%        1.01%        1.06%       1.18%(d)
------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                             .98%        1.01%        1.06%       1.13%(d)
------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.27%        2.07%        1.22%        .59%(d)
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $374         $726       $1,355        $745
------------------------------------------------------------------------------------------------
Portfolio turnover rate                               75%          61%          58%         62%
------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Includes the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(c) For the period from Dec. 11, 2006 (when shares became publicly available) to July 31, 2007.
(d) Annualized.
(e) For the period from Dec. 1, 2006 (when shares became publicly available) to July 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Columbia Large Core Quantitative Fund (formerly known as RiverSource Disciplined Equity Fund) (the Fund) is a series of RiverSource Large Cap Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in equity securities of companies listed on U.S. exchanges with market capitalizations greater than $5 billion at the time of purchase.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class W shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Effective Sept. 7, 2010, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except that (i) dividend and/or capital gain distributions may continue to be reinvested in Class B shares of the Fund and (ii) shareholders invested in Class B shares of the Fund may exchange those shares for Class B shares of other Columbia, Columbia Acorn, RiverSource, Seligman and Threadneedle funds offering such shares.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Effective July 23, 2010, the Fund no longer offers Class R3 shares. Effective Sept. 7, 2010, Class R2 shares were renamed Class R shares.

- Class W shares are offered without a front-end sales charge or CDSC and are offered through qualifying discretionary accounts.

At July 31, 2010, Columbia Management Investment Advisers, LLC (formerly known as RiverSource Investments, LLC) (the Investment Manager) and

--------------------------------------------------------------------------------
46  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


affiliated funds-of-funds owned 100% of Class I shares, and the Investment Manager owned 100% of Class R3 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment

--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61(st) day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum

--------------------------------------------------------------------------------
48  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are normally distributed along with the income dividend. On Sept. 9, 2009, an additional dividend was paid before the mergers (see Note 10) to ensure that the current shareholders of Columbia Large Core Quantitative Fund would not experience a dilution in their shares of the Fund's income or capital gains.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk,

--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


interest rate risk, and credit risk. Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities. At July 31, 2010, the Fund had no outstanding forward foreign currency contracts.

FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an

--------------------------------------------------------------------------------
50  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT JULY 31, 2010


                              ASSET DERIVATIVES              LIABILITY DERIVATIVES
                      --------------------------------  -------------------------------
                       STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE            AND LIABILITIES                  AND LIABILITIES
CATEGORY                    LOCATION        FAIR VALUE        LOCATION       FAIR VALUE
---------------------------------------------------------------------------------------------
                      Net
                      assets -- unrealized
                      appreciation on
Equity contracts      investments             $22,360*          N/A              N/A
---------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2010


       AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------------
                                  FORWARD FOREIGN
RISK EXPOSURE CATEGORY          CURRENCY CONTRACTS    FUTURES      TOTAL
--------------------------------------------------------------------------------
Equity contracts                      $    --       $7,465,395  $7,465,395
--------------------------------------------------------------------------------
Foreign exchange contracts             (1,114)              --  $   (1,114)
--------------------------------------------------------------------------------
Total                                 $(1,114)      $7,465,395  $7,464,281
--------------------------------------------------------------------------------




 CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN
                                     INCOME
-------------------------------------------------------------------------------
                                   FORWARD FOREIGN
RISK EXPOSURE CATEGORY           CURRENCY CONTRACTS   FUTURES     TOTAL
-------------------------------------------------------------------------------
Equity contracts                         $--         $(133,750) $(133,750)
-------------------------------------------------------------------------------
Foreign exchange contracts                --                --  $      --
-------------------------------------------------------------------------------
Total                                    $--         $(133,750) $(133,750)
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At July 31, 2010, the Fund had no outstanding forward foreign currency contracts. The average gross notional amount of forward foreign currency contracts opened, and subsequently closed, was $73,000 for the year ended July 31, 2010.

FUTURES
The gross notional amount of long contracts outstanding was approximately $47 million at July 31, 2010. The monthly average gross notional amount for these contracts was $28.5 million for the year ended July 31, 2010. The fair value of such contracts at July 31, 2010 is set forth in the table above.

4. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.60% to 0.375% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment decreased the management fee by $789,031 for the year ended July 31, 2010. The management fee for the year ended July 31, 2010 was 0.54% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended July 31, 2010 was 0.05% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

--------------------------------------------------------------------------------
52  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

administrative services to the Fund and the Board. For the year ended July 31, 2010, there were no expenses incurred for these particular items.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly known as RiverSource Service Corporation) (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund paid the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charged an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also paid the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares and an annual asset-based fee at a rate of 0.20% of the Fund's average daily net assets attributable to Class W shares. The Transfer Agent charged an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. The Transfer Agent also received reimbursement for certain out-of-pocket expenses. These fees are included in the transfer agency fees in the Statement of Operations.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman Common Stock Fund, which was acquired by the Fund on Sept. 11, 2009 (Note 10), including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At July 31, 2010, the Fund's total potential future obligation over the life of the Guaranty is $132,673. The liability remaining at July 31, 2010 for Non-Recurring Charges amounted to $66,723 and is included within other accrued expenses in the Statement of Assets and Liabilities. SDC is owned by six associated investment companies, including the Fund. The Fund's ownership interest in SDC at July 31, 2010 is included in other assets in the Statement of Assets and Liabilities at cost of $22,506.


--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund paid an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly known as RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund paid a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A, Class R3 and Class W shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $10,727,000 and $1,330,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of April 30, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $1,419,064 for Class A, $189,865 for Class B and $1,619 for Class C for the year ended July 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended July 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding

--------------------------------------------------------------------------------
54  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A..............................................  1.00%
Class B..............................................  1.78
Class C..............................................  1.77
Class I..............................................  0.54
Class R2.............................................  1.36
Class R3.............................................  1.10
Class R4.............................................  0.85
Class R5.............................................  0.61
Class W..............................................  0.98


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $2,272,002
Class B..........................................     171,594
Class C..........................................      19,994
Class R2.........................................          78
Class R4.........................................       5,975
Class R5.........................................         909
Class W..........................................      16,258


The management fees waived/reimbursed at the Fund level were $2,405,684.

Under an agreement which is effective until Sept. 30, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.02%
Class B..............................................  1.80
Class C..............................................  1.78
Class I..............................................  0.57
Class R2.............................................  1.37
Class R3.............................................  1.12
Class R4.............................................  0.87
Class R5.............................................  0.62
Class W..............................................  1.02


Effective Oct. 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses until Sept. 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving

--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.07%
Class B..............................................  1.82
Class C..............................................  1.82
Class I..............................................  0.64
Class R..............................................  1.32
Class R4.............................................  0.94
Class R5.............................................  0.69
Class W..............................................  1.07


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases (other than short-term obligations) aggregated $5,145,686,771 for the year ended July 31, 2010, including $2,341,695,402* from RiverSource Large Cap Equity Fund and Seligman Common Stock Fund that were acquired in the fund mergers as described in Note 10 and $25,611,418* of purchases done to realign the Fund's portfolio following the mergers. Proceeds from the sales of securities (other than short-term obligations) aggregated $3,818,605,403 for the year ended July 31, 2010, including $25,611,418* of sales to realign the Fund's portfolio following the mergers. Realized gains and losses are determined on an identified cost basis.

* Amounts are excluded for purposes of calculating the Fund's portfolio turnover rate.

6. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED JULY 31,                          2010          2009
-------------------------------------------------------------------
CLASS A
Sold                                       10,784,504     6,821,872
Fund mergers                              481,393,025           N/A
Converted from Class B*                    10,543,095     1,149,578
Reinvested distributions                    9,418,377     7,831,648
Redeemed                                 (105,593,553)  (36,445,132)
-------------------------------------------------------------------
Net increase (decrease)                   406,545,448   (20,642,034)

-------------------------------------------------------------------


--------------------------------------------------------------------------------
56  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED JULY 31,                          2010          2009
-------------------------------------------------------------------
CLASS B
Sold                                        2,259,472       499,210
Fund mergers                               46,018,619           N/A
Reinvested distributions                      439,252       200,930
Converted to Class A*                     (10,610,109)   (1,160,372)
Redeemed                                   (9,206,091)   (1,988,665)
-------------------------------------------------------------------
Net increase (decrease)                    28,901,143    (2,448,897)
-------------------------------------------------------------------

CLASS C
Sold                                          578,648       128,711
Fund mergers                                4,760,196           N/A
Reinvested distributions                       46,332        18,704
Redeemed                                   (1,167,803)     (132,782)
-------------------------------------------------------------------
Net increase (decrease)                     4,217,373        14,633
-------------------------------------------------------------------

CLASS I
Sold                                       10,321,219    23,916,807
Fund mergers                                8,392,835           N/A
Reinvested distributions                    2,889,508     3,905,496
Redeemed                                  (32,395,788)  (17,233,065)
-------------------------------------------------------------------
Net increase (decrease)                   (10,792,226)   10,589,238
-------------------------------------------------------------------

CLASS R2
Sold                                          169,630            --
Fund mergers                                  420,791           N/A
Reinvested distributions                          662            --
Redeemed                                     (128,468)           --
-------------------------------------------------------------------
Net increase (decrease)                       462,615            --
-------------------------------------------------------------------

CLASS R3
Fund mergers                                      612           N/A
-------------------------------------------------------------------
Net increase (decrease)                           612           N/A
-------------------------------------------------------------------

CLASS R4
Sold                                        4,153,046     2,764,051
Fund mergers                               15,915,653           N/A
Reinvested distributions                      877,433     1,083,396
Redeemed                                   (7,531,805)   (4,474,270)
-------------------------------------------------------------------
Net increase (decrease)                    13,414,327      (626,823)
-------------------------------------------------------------------

CLASS R5
Sold                                          663,718            --
Fund mergers                                5,440,327           N/A
Reinvested distributions                       59,413            --
Redeemed                                     (934,137)           --
-------------------------------------------------------------------
Net increase (decrease)                     5,229,321            --
-------------------------------------------------------------------



--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED JULY 31,                          2010          2009
-------------------------------------------------------------------
CLASS W
Sold                                       17,173,271    79,709,796
Reinvested distributions                    4,787,849    10,352,737
Redeemed                                 (112,043,210) (152,063,288)
-------------------------------------------------------------------
Net increase (decrease)                   (90,082,090)  (62,000,755)
-------------------------------------------------------------------


* Automatic conversion of Class B shares to Class A shares based on the original purchase date.

7. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At July 31, 2010, securities valued at $656,224,229 were on loan, secured by cash collateral of $671,510,186 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $2,078,072 earned from securities lending for the year ended July 31, 2010 is

--------------------------------------------------------------------------------
58  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $818,135,862 and $790,951,973, respectively, for the year ended July 31, 2010. The income distributions received with respect to the Fund's investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in Columbia Short-Term Cash Fund at July 31, 2010, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the

--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended July 31, 2010.

10. FUND MERGERS

At the close of business on Sept. 11, 2009, Columbia Large Core Quantitative Fund acquired the assets and assumed the identified liabilities of RiverSource Large Cap Equity Fund and Seligman Common Stock Fund. The reorganizations were completed after shareholders approved the plans on June 2, 2009.

The aggregate net assets of Columbia Large Core Quantitative Fund immediately before the acquisitions were $1,879,250,294 and the combined net assets immediately after the acquisitions were $4,385,060,209.

The mergers were accomplished by tax-free exchanges of 729,934,986 shares of RiverSource Large Cap Equity Fund valued at $2,406,154,730 and 14,681,342 shares of Seligman Common Stock Fund valued at $99,655,185.

In exchange for RiverSource Large Cap Equity Fund shares and net assets, Columbia Large Core Quantitative Fund issued the following number of shares:

                                                      SHARES
--------------------------------------------------------------
Class A..........................................  461,367,825
Class B..........................................   45,802,954
Class C..........................................    3,041,958
Class I..........................................    8,392,835
Class R2.........................................          613
Class R3.........................................          612
Class R4.........................................   15,915,653
Class R5.........................................    5,436,673


In exchange for Seligman Common Stock Fund shares and net assets, Columbia Large Core Quantitative Fund issued the following number of shares:

                                                     SHARES
-------------------------------------------------------------
Class A..........................................  20,025,200
Class B..........................................     215,665
Class C..........................................   1,718,238
Class R2.........................................     420,178
Class R5.........................................       3,654


For financial reporting purposes, net assets received and shares issued by Columbia Large Core Quantitative Fund were recorded at fair value; however, cost of investments for RiverSource Large Cap Equity Fund and Seligman Common Stock Fund were carried forward to align ongoing reporting of

--------------------------------------------------------------------------------
60  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Columbia Large Core Quantitative Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of net assets after adjustments for any permanent book-to-tax differences at the merger date for RiverSource Large Cap Equity Fund and Seligman Common Stock Fund were as follows:

                                      RIVERSOURCE LARGE  SELIGMAN COMMON
                                       CAP EQUITY FUND      STOCK FUND
------------------------------------------------------------------------
Total net assets                       $ 2,406,154,730     $ 99,655,185
Capital stock                          $ 4,210,331,804     $191,584,231
Undistributed (excess of
  distributions over) net investment
  income                               $      (735,495)    $      1,404
Accumulated net realized loss          $(1,949,209,843)    $(88,859,870)
Unrealized appreciation
  (depreciation)                       $   145,768,264     $ (3,070,580)


The financial statements reflect the operations of Columbia Large Core Quantitative Fund for the period prior to the mergers and the combined fund for the period subsequent to the mergers. Because the combined investment portfolios have been managed as a single integrated portfolio since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Large Cap Equity Fund and Seligman Common Stock Fund that have been included in the combined Fund's Statement of Operations since the mergers were completed. Assuming the mergers had been completed on Aug. 1, 2009, Columbia Large Core Quantitative Fund's pro-forma net investment income, net loss on investments, and net increase in net assets from operations for the year ended July 31, 2010 would have been $26.1 million, $(108.1) million and $586.7 million, respectively.

11. LEHMAN BROTHERS HOLDINGS INC. EQUITY-LINKED NOTES

The Fund holds investments in two equity-linked notes (notes) for which Lehman Brothers Holdings Inc. (Lehman Brothers) is the counterparty. The notes (with an aggregate principal amount of $2.6 million) defaulted as of their respective maturity dates, Sept. 14, 2008 and Oct. 2, 2008. Lehman Brothers filed a Chapter 11 bankruptcy petition on Sept. 15, 2008, and as such, it is likely that the Fund will receive less than the maturity value of the notes, pending the outcome of the bankruptcy proceedings. Based on the bankruptcy proceedings, the Fund recorded receivables aggregating $246,717 based on the estimated amounts recoverable for the notes and recognized realized losses of $2.3 million. The estimates of the amounts recoverable for the notes are periodically adjusted by the Investment Manager based on the observable trading price of Lehman Brothers senior notes, which provide an indication of amounts recoverable through the bankruptcy proceedings. Any changes to the receivable balances resulting from such adjustments are recorded as a component of interest income

--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


in the Statement of Operations. At July 31, 2010, the value of the receivable balances were $390,262, which represented 0.01% of the Fund's net assets. The receivable balances for the notes are reported as other receivables in the Statement of Assets and Liabilities

12. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been increased by $103,110 and accumulated net realized loss has been decreased by $207,141,702 resulting in a net reclassification adjustment to decrease paid-in capital by $207,038,592.

The tax character of distributions paid for the years indicated was as follows:

YEAR ENDED JULY 31,                           2010         2009
------------------------------------------------------------------
Ordinary income                           $87,580,581  $26,288,073
Long-term capital gain                             --   69,119,748


At July 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income................  $       441,871
Undistributed accumulated long-term gain.....  $            --
Accumulated realized loss....................  $(2,641,007,182)
Unrealized appreciation (depreciation).......  $    83,181,065


For federal income tax purposes, the Fund had a capital loss carry-over of $2,425,729,564 at July 31, 2010, that if not offset by capital gains will expire as follows:

2016                 2017             2018
$420,044,596    $1,377,208,066    $628,476,902


Columbia Large Core Quantitative Fund acquired $1,797,049,041 of capital loss carry-overs in connection with the RiverSource Large Cap Equity Fund and Seligman Common Stock Fund mergers (Note 10). The yearly utilization of the

--------------------------------------------------------------------------------
62  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. For the year ended July 31, 2010, $125,339,009 of capital loss carry-over was utilized and/or expired unused. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At July 31, 2010, the Fund had a post-October loss of $215,277,618 that is treated for income tax purposes as occurring on Aug. 1, 2010.

13. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

14. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of

--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise

--------------------------------------------------------------------------------
64  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
COLUMBIA LARGE CORE QUANTITATIVE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Large Core Quantitative Fund (formerly RiverSource Disciplined Equity Fund) (the Fund) of the RiverSource Large Cap Series, Inc., as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the period ended July 31, 2006, were audited by other auditors whose report dated September 20, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
66  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Columbia Large Core Quantitative Fund of the RiverSource Large Cap Series, Inc. at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
September 20, 2010


--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  67

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended July 31, 2010

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
Qualified Dividend Income for individuals........................    100.00%
Dividends Received Deduction for corporations....................    100.00%
U.S. Government Obligations......................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
68  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 150 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS*

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 76
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      7/11/07               Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      11/1/05                                                                        Insurance; Hapoalim
Minneapolis, MN 55402                                                                                     Securities USA, Inc.
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  69

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 12/10/08        former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 58
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/11/08        President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 69                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------



* Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. and RiverSource Variable Series Trust because he serves as an independent director of a broker-dealer that has executed transactions for subadvisers to certain of the funds.


--------------------------------------------------------------------------------
70  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 50                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.345.6611; contacting your financial intermediary; or visiting columbiamanagement.com.


--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  71

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 45                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 55                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
72  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 51                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  73

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
74  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all funds branded Columbia, RiverSource, Seligman and Threadneedle.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of the IMS Agreement. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making this determination. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's proposed revised expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors, including in an executive session without management, various factors relevant to the Board's consideration of advisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement.

Nature, Extent and Quality of Services Provided by Columbia Management: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management, as well as its expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive

--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  75

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management and its affiliates, and each entity's ability to carry out its responsibilities under the IMS Agreement. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the IMS Agreement (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the IMS Agreement were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management and its affiliates were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the IMS Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance reflected the interrelationship of market conditions with the particular investment strategies employed by the portfolio

--------------------------------------------------------------------------------
76  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


management team. Further, the Board noted measures taken to address the Fund's performance, including the anticipated change in portfolio managers for the Fund. In this regard, the Board reviewed a detailed report illustrating the performance and track record of the new portfolio managers expected to assume responsibilities for the Fund upon the close of the Columbia Transaction.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:
The Board reviewed comparative fees and the costs of services to be provided under the IMS Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability. They also reviewed information in the report showing the fees charged by Columbia Management to other client accounts (with similar investment strategies to those of the Fund).

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the legacy RiverSource Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. Based on its review, the Board concluded that the Fund's management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various legacy RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the legacy RiverSource Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment

--------------------------------------------------------------------------------
                 COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT  77

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the legacy RiverSource Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of the IMS Agreement for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
78  COLUMBIA LARGE CORE QUANTITATIVE FUND -- 2010 ANNUAL REPORT

COLUMBIA LARGE CORE QUANTITATIVE FUND
(FORMERLY KNOWN AS RIVERSOURCE DISCIPLINED EQUITY FUND)
P.O. Box 8081
Boston, MA 02266-8081

COLUMBIAMANAGEMENT.COM


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. The Fund is distributed by Columbia
                                Management Investment Distributors, Inc. member FINRA, and managed by Columbia Management Investment Advisers, LLC.
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                   S-6263 K (9/10)

Item 2. Code of Ethics.

     (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

     The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP for professional services rendered for the audits of the annual financial statements for RiverSource Large Cap Series, Inc. were as follows:

                         2010 - $20,127   2009 - $80,284

(b) Audit-Related Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review and the 2010 transfer agent 17Ad-13 review for RiverSource Large Cap Series, Inc. were as follows:

                         2010 - $3,162    2009 - $1,500

(c) Tax Fees. The fees for the year ended July 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Large Cap Series, Inc. were as follows:

                         2010 - $17,471   2009 - $28,872

(d) All Other Fees. The fees for the year ended July 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Large Cap Series, Inc. were as follows:

                         2010 - $0        2009 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended July 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                      2010 - $2,131,594   2009 - $852,858

(h) 100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a) The registrant's "Schedule 1 - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as
     Exhibit99.CERT.

     (a)(3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Large Cap Series, Inc.


By /s/ J. Kevin Connaughton
   ----------------------------------
   J. Kevin Connaughton
   President and Principal Executive
   Officer

Date October 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By  /s/ J. Kevin Connaughton
    ---------------------------------
    J. Kevin Connaughton
    President and Principal Executive
    Officer

Date October 7, 2010


By  /s/ Jeffrey P. Fox
    ---------------------------------
    Jeffrey P. Fox
    Treasurer and Principal Financial
    Officer

Date October 7, 2010